EXHIBIT 99.1

LETTER OF TRANSMITTAL

OPPENHEIMER HOLDINGS INC.

OFFER FOR ALL OUTSTANDING
6.75% SENIOR SECURED NOTES DUE 2022

IN EXCHANGE FOR
6.75% SENIOR SECURED NOTES DUE 2022

WHICH HAVE BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED,
PURSUANT TO THE PROSPECTUS
DATED                    , 2017

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON             , 2017 (THE “EXPIRATION DATE”), UNLESS EXTENDED.  TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Delivery to:
The Bank of New York Mellon Trust Company, N.A.

Exchange Agent

By Mail, Hand, or Overnight Delivery

c/o The Bank of New York Mellon Corporation

Corporate Trust Operations

Reorganization Unit

111 Sanders Creek Parkway

East Syracuse, NY 13057
Attn:

By Facsimile:

(732) 667-9708

Confirm by Telephone:

(315) 414-3349

Attention: Melissa Volick

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

The prospectus, dated            , 2017 (the “Prospectus”), of Oppenheimer Holdings Inc., a Delaware corporation (“Oppenheimer”) and certain of its subsidiary guarantors (the “Subsidiary Guarantors”), and this Letter of Transmittal (the “Letter”) together constitute Oppenheimer’s offer (the “Exchange Offer”), to exchange an aggregate principal amount of up to $200,000,000 of its 6.75% Senior Secured Notes due 2022, guaranteed by the Subsidiary Guarantors, which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), (individually a “ New Note” and collectively, the “New Notes”), for a like principal amount at maturity of Oppenheimer’s issued and outstanding 6.75% Senior Secured Notes due 2022, guaranteed by the Subsidiary Guarantors (individually an “Old Note” and collectively, the “Old Notes”) from the registered holders thereof.  The Old Notes are unconditionally guaranteed (the “Old Guarantees”) by the Subsidiary Guarantors and the Exchange Notes will be unconditionally guaranteed (the “New Guarantees”) by the Subsidiary Guarantors. Upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, the Subsidiary Guarantors offer to issue the New Guarantees with respect to all Exchange Notes issued in the Exchange Offers in exchange for the Old Guarantees of the Old Notes for which such Exchange Notes are issued in the Exchange Offers. Throughout this Letter of Transmittal, unless the context otherwise requires and whether so expressed or not, references to the “Exchange

Offers” include the Subsidiary Guarantors’ offer to exchange the New Guarantees for the Old Guarantees, references to the “Exchange Notes” include the related New Guarantees and references to the “Old Notes” include the related Old Guarantees. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount equal to the principal amount at maturity of the surrendered Old Note.  The New Notes will bear interest from the most recent date to which interest has been paid on the Old Notes, or if no interest has been paid, from the date of original issuance.  Accordingly, registered holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid on the Old Notes.  The Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer.  Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after the consummation of the Exchange Offer.

This Letter is to be completed by a holder of Old Notes either if certificates for such Old Notes are to be forwarded herewith or if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in “The Exchange Offer — Book-Entry Transfers” section of the Prospectus and an Agent’s Message is not delivered.  HOLDERS OF OLD NOTES WHO HAVE PREVIOUSLY VALIDLY DELIVERED A LETTER OF TRANSMITTAL IN CONJUNCTION WITH A VALID TENDER OF OLD NOTES FOR EXCHANGE PURSUANT TO THE PROCEDURES DESCRIBED IN THE PROSPECTUS UNDER THE HEADING “THE EXCHANGE OFFER” ARE NOT REQUIRED TO TAKE ANY FURTHER ACTION TO RECEIVE NEW NOTES.  HOLDERS OF OLD NOTES WHO HAVE PREVIOUSLY VALIDLY TENDERED OLD NOTES FOR EXCHANGE OR WHO VALIDLY TENDER OLD NOTES FOR EXCHANGE IN ACCORDANCE WITH THIS LETTER MAY WITHDRAW ANY OLD NOTES SO TENDERED AT ANY TIME PRIOR TO THE EXPIRATION DATE.  SEE THE PROSPECTUS UNDER THE HEADING “THE EXCHANGE OFFER” FOR A MORE COMPLETE DESCRIPTION OF THE TENDER AND WITHDRAWAL PROVISIONS.  Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter.  The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and that Oppenheimer may enforce this Letter against such participant.  The term “Book-Entry Confirmation” means the confirmation of the book entry tender of Old Notes into the Exchange Agent’s account at DTC.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The method of delivery of Old Notes, Letters of Transmittal and all other required documents are at the election and risk of the holders.  If such delivery is by mail it is recommended that registered mail properly insured, with return receipt requested, be used.  In all cases, sufficient time should be allowed to assure timely delivery.  No letters of transmittal or Old Notes should be sent to Oppenheimer.

The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Old Notes to which this Letter relates.  If the space provided below is inadequate, the certificate numbers and principal amount at maturity of Old Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES

Type	Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	1 Certificate Number(s)*	2 Aggregate Principal Amount Represented	3 Principal Amount Tendered**
6.75% Senior Secured Notes due 2022

Total Shares:

*                 Need not be completed if Old Notes are being tendered by book-entry transfer.

**          Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Note indicated in column 2.  See Instruction 2.  Old Notes tendered hereby must be in denominations of principal amount of $2,000 and integral multiples of $1,000.  See Instruction 1.

☐           CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number	Transaction Code Number

By crediting the Old Notes to the Exchange Agent’s account at DTC using the Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent an Agent’s Message in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in DTC confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

If Delivered by Book-Entry Transfer, Complete the Following:

Account Number	Transaction Code Number

Name of Tendering Institution

☐           CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐           CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes.  If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Oppenheimer the aggregate principal amount at maturity of Old Notes indicated above.  Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, Oppenheimer all right, title and interest in and to such Old Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Old Notes, with full power of substitution, among other things, to cause the Old Notes to be assigned, transferred and exchanged.  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes, and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, Oppenheimer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by Oppenheimer.  The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the holder of such Old Notes nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of Oppenheimer.

The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of Oppenheimer within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders’ business, such holders are not holding any Old Notes that have the status of, or are reasonably likely to have the status of, an unsold allotment in the initial offering, and such holders have no arrangement with any person to participate in the distribution of such New Notes.  However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances.  If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes.  If any holder is an affiliate of Oppenheimer, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.  If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by Oppenheimer to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby.  All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.  This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer — Withdrawal Rights” section of the Prospectus.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at DTC.  Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Old Notes.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD NOTES” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS	SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)	(See Instructions 3 and 4)

To be completed ONLY if certificates for Old Notes not exchanged and or New Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled “Description of Old Notes” on this Letter above.

Issue New Notes and/or Old Notes to:
Mail New Notes and/or Old Notes to:
Names(s):
( Please Type or Print)	Names(s):
(Please Type or Print)

(Please Type or Print)
(Please Type or Print)
Address:
(Zip Code)	Address:
(Zip Code)
(Complete Substitute Form W-9)

☐ Credit unexchanged Old Notes delivered by book-entry transfer to DTC account set forth below.

(Book-Entry Transfer Facility Account Number, it applicable)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

IN ORDER TO VALIDLY TENDER OLD NOTES FOR EXCHANGE, HOLDERS OF OLD NOTES MUST COMPLETE, EXECUTE AND DELIVER THIS LETTER OF TRANSMITTAL.

Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.  See Instruction 10.

PLEASE SIGN HERE

(To be Completed by All Tendering Holders)

(Complete Accompanying Substitute Form W-9 Below)

,	, 2017

,	, 2017
(Signature(s) of Owner)	(Date)

Area Code and Telephone Number

This Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes hereby tendered or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements any documents transmitted herewith.  If signature is by a trustee, executor, administrator, guardian, officer or other person acting in fiduciary or representative capacity, please set forth full title.  See Instruction 3.

Name(s):
(Please Type or Print)

Capacity:

Address:

(including Zip Code)

Principal place of business (if different from address listed above):

(including Zip Code)

Area Code and Telephone No.:

Taxpayer Identification or Social Security Nos.:

SIGNATURE GUARANTEE

(If required by Instruction 3)

Signature(s) Guaranteed by An Eligible Institution:
(Authorized Signature)

Title:

Name and Firm:

Dated: , 2017

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer for the

6.75% Senior Secured Notes Due 2022

in Exchange for

6.75% Senior Secured Notes Due 2022

Which Have Been Registered Under

The Securities Act of 1933, as Amended

Pursuant to the Prospectus

Dated        , 2017

1.              DELIVERY OF THIS LETTER AND NOTES.

This Letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offer — Book-Entry Transfers” section of the Prospectus and an Agent’s Message is not delivered.  Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter.  The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, the Letter and that Oppenheimer may enforce the Letter against such participant.  Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date.  Old Notes tendered hereby must be in denominations of principal amount of $2,000 and integral multiples of $1,000.

The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent.  If Old Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m, New York City time, on the Expiration Date.

See “The Exchange Offer” section of the Prospectus.

2.              PARTIAL TENDERS (NOT APPLICABLE TO NOTE HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Old Notes to be tendered in the box above entitled “Description of Old Notes — Principal Amount at Maturity Tendered.” A reissued certificate representing the balance of non-tendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date.  All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.              SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

If this Letter is signed by the holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC’s security position listing as the holder of such Old Notes without any change whatsoever.

If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required.  If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required.  Signatures on such certificate(s) must be guaranteed by a participant in a securities transfer association recognized signature program.

If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Oppenheimer, proper evidence satisfactory to Oppenheimer of their authority to so act must be submitted.

Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an “Eligible Institution”).

Signatures on this letter need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in DTC’s system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this letter, or (ii) for the account of an Eligible Institution.

4.              SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter.  In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated.  Note holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such note holder may designate hereon.  If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.              TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING.

Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Exchange Agent (as payor) with such holder’s correct Taxpayer Identification Number (a “TIN”), which, in the case of a holder who is an individual, is generally such holder’s social security number.  If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding at the applicable rate, currently 28%, upon the amount of any reportable payments made after the exchange to such tendering holder.  If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, each tendering holder must provide such holder’s correct TIN by completing the “Substitute Form W-9” set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

If the holder does not have a TIN, such holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for instructions on applying for a TIN, write “Applied For” in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein.  If the holder does not provide such holder’s TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder’s TIN to the Exchange Agent.  Note: Writing “Applied For” on the form means that the holder has already applied for a TIN or that such holder intends to apply for one in the near future.

If the Old Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

Exempt holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements.  To prevent possible erroneous backup withholding, an exempt holder should write “Exempt” in Part 2 of Substitute Form W-9.  See the W-9 Guidelines for additional instructions.  In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit an appropriate properly completed IRS Form W-8 signed under penalty of perjury attesting to such exempt status.  Such form may be obtained from the Exchange Agent or from the IRS electronically by means of its home page on the internet at “www.irs.gov.”

6.              TRANSFER TAXES.

Oppenheimer will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer.  If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to Oppenheimer or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder.  If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

7.              WAIVER OF CONDITIONS.

Oppenheimer reserves the right (in its reasonable discretion) to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.              NO CONDITIONAL TENDERS; DEFECTS.

No alternative, conditional, irregular or contingent tenders will be accepted.  All tendering holders of Old Notes, by execution of this Letter or an Agent’s Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

Neither Oppenheimer, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes, nor shall any of them incur any liability for failure to give any such notice.

9.              MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.       WITHDRAWAL RIGHTS.

Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

For a withdrawal of a tender of Old Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date.  Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Notes to be withdrawn (the “Depositor”), (ii) identify the Old Notes to be withdrawn (including certificate number or numbers and the principal amount at maturity of such Old Notes), (iii) contain a statement that such holder is withdrawing such holder’s election to have such Old Notes exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Old Notes register the transfer of such Old Notes in the name of the person withdrawing the tender and (v) specify the name in which such Old Notes are registered, if different from that of the Depositor.  If Old Notes have been tendered pursuant to the procedure for book-entry transfer set forth in “The Exchange Offer — Book-Entry Transfers” section of the Prospectus, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility.  All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by Oppenheimer (which power may be delegated to the Exchange Agent), whose determination shall be final and binding on all parties.  Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered.  Any Old Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures set forth in “The Exchange Offer — Book-Entry Transfers” section of the Prospectus, such Old Notes will be credited to an account maintained with DTC for the Old Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.  Properly withdrawn Old Notes may be retendered by following the procedures described above at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

11.       REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES
(See Instruction 5)

PAYOR’S NAME: The Bank of New York Mellon Trust Company, N.A.

SUBSTITUTE	Part I-PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW
Social Security Number

FORM W-9	Part II-FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Guidelines)	OR
Employer Identification Number

Department of the Treasury Internal Revenue Service	Part III-CERTIFICATION-Under penalties of perjury, I certify that: (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me) and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and

Payer’s Request for Taxpayer Identification Number (TIN)	(3) I am a U.S. person (including U.S. resident alien).

The IRS does not require your consent to any provision of this document other than the certifications required of avoid backup withholding.

SIGNATURE:	DATE:

You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
WROTE “APPLIED FOR” IN PART 1 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future).  I understand that if I do not provide a taxpayer identification number to the Payor within 60 days, the Payor is required to withhold 28 percent of all cash payments made to me thereafter until I provide a number.

Signature	Date

NOTE:       FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF AT THE APPLICABLE RATE.  PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.  Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000.  Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000.  The table below will help determine the number to give the payer.

FOR THIS TYPE OF ACCOUNT:		GIVE NAME AND SOCIAL SECURITY NUMBER OF:
1.	An individual’s account	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	(a) The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)

	(b) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or single-owner LLC	The owner(3)

FOR THIS TYPE OF ACCOUNT:		GIVE NAME AND EMPLOYER IDENTIFICATION NUMBER OF
6.	A valid trust, estate, or pension trust	The legal entity(4)

7.	Corporation or LLC electing corporate status on Form 8832	The corporation

8.	Partnership or multi-member LLC	The partnership

9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

10.	A broker or registered nominee	The broker or nominee

11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)         List first and circle the name of the person whose number you furnish.  If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)         Circle the minor’s name and furnish the minor’s social security number.

(3)         You must show your individual name, but you may also enter your business or “DBA” name.  You may use either your Social Security number or employer identification number.

(4)         List first and circle the name of the legal trust, estate, or pension trust.  (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.  (Both forms can be found on the web at www.irs.gov.)

PAYEES EXEMPT FROM BACKUP WITHHOLDING

If you are exempt, enter your name as described above, write “Exempt from backup withholding” in Part II of the form and sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding.  Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees.  Backup withholding is not required on any payments made to the following payees (section references are to the Internal Revenue Code):

1.         An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

2.         The United States or any of its agencies or instrumentalities;

3.         A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

4.         A foreign government or any of its political subdivisions, agencies, or instrumentalities; or

5.         An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6.         A corporation;

7.         A foreign central bank of issue;

8.         A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

9.         A futures commission merchant registered with the Commodity Futures Trading Commission;

10.  A real estate investment trust;

11.  An entity registered at all times during the tax year under the Investment Company Act of 1940;

12.  A common trust fund operated by a bank under section 584(a);

13.  A financial institution;

14.  A middleman known in the investment community as a nominee or custodian; or

15.  A trust exempt from tax under section 664 or described in section 4947.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT FROM BACKUP WITHHOLDING” IN PART II OF THE FORM, AND RETURN IT TO THE PAYER.

Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding.  For details, see the Treasury regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Privacy Act Notice — Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the Internal Revenue Service (the “IRS”).  The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return.  The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws.  The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.  Payers must be given the numbers whether or not recipients are required to file tax returns.  Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer.  Certain penalties may also apply.

PENALTIES

(1)           Failure to Furnish Taxpayer Identification Number — If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)           Civil Penalty for False Information With Respect to Withholding — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)           Criminal Penalty for Falsifying Information — Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.  For Additional Information Contact Your Tax Consultant or the Internal Revenue Service.

Manually signed copies of the Letter of Transmittal will be accepted.  The Letter of Transmittal and any other required documents should be sent or delivered by each holder or such holder’s broker, dealer commercial bank or other nominee to the Exchange Agent at one of the addresses set forth below.

The Exchange Agent for the Exchange Offer is:

The Bank of New York Mellon Trust Company, N.A.

By Mail, Hand, or Overnight Delivery

c/o The Bank of New York Mellon Corporation

Corporate Trust Operations

Reorganization Unit

111 Sanders Creek Parkway

East Syracuse, NY 13057
Attn:

By Facsimile:

(732) 667-9708

Confirm by Telephone:

(315) 414-3349

Attention: Melissa Volick